                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                   FORM 8-K/A


                                 AMENDMENT NO. 3


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D)  OF  THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:   AUGUST 12, 1994
                        (DATE OF EARLIEST EVENT REPORTED)

                               PC ETCETERA,  INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



        DELAWARE                      0-17419                 13-3260705

    (STATE OR OTHER            (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                          IDENTIFICATION NUMBER)




                  462 SEVENTH AVENUE, NEW YORK,  NEW YORK 10018

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)





      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212) 736-5870

Item 7.   Financial Statements, PRO FORMA Financial Statements and Exhibits


          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               (i)       Balance Sheet of ACE as of June 30, 1994;

               (ii) Statement of Operations of ACE for the six months ended June 30, 1994 and 1993;

               (iii) Statement of Cash Flows of ACE for the six months ended June 30, 1994 and 1993;

               (iv)      Balance Sheets of ACE as of December 31, 1993 and 1992;

               (v) Statements of Income of ACE for the years ended December 31, 1993, 1992 and 1991.


               (vi) Statements of Cash Flows of ACE for the years ended December 31, 1993, 1992 and 1991

No separate financial information is presented with respect to Adar International, Inc. ("Adar") since it is not a "significant subsidiary" for financial reporting purposes within the meaning of the rules and regulations of the Securities and Exchange Commission.

          (b)  PRO FORMA FINANCIAL INFORMATION

               (i) Pro Forma Consolidated Balance Sheet of the Company as of June 30, 1994;

               (ii) Pro Forma Consolidated Statement of Operations of the Company for the six months ended June 30, 1994;

               (iii) Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 1993.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PC ETCETERA, INC.



Dated: February 12, 1996           By:/s/ Terry I . Steinberg
                                      -----------------------

                                   Terry I. Steinberg, President

ITEM 7 (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                          NOTES TO FINANCIAL STATEMENTS



The financial information herein as of June 30, 1994 and for the six months ended June 30, 1994 and 1993 is unaudited. However, in the opinion of management, such information reflects all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the periods being reported. Additionally, it should be noted that the accompanying condensed financial statements do not purport to contain complete disclosures in conformity with generally accepted accounting principles.



The balance sheet presented reflects the assets and liabilities before the acquisition by PC Israel. It does not reflect the balances prior to the acquisition. The Company has been informed by Elron that the account balances were transferred back to the parent company as follows:
     Assets and liabilities transferred to PC Israel were closed out through an investment in the Company.
     Assets and liabilities not transferred to PC Israel were closed out against the intercompany (Head Office) account.



The property and equipment acquired was valued at the fair market value and represents certain computers. The substantial increase in accounts payable and accrued expenses from December 31, 1993 to June 30, 1994 is primarily related to salary increases given to employees. In accordance with Israel law, for each salary increase given to employees, the accrued vacation liability is increased to the new rates retroactively.

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                                  BALANCE SHEET
                                  JUNE 30, 1994
                                   (UNAUDITED)





ASSETS:

CURRENT ASSETS:

CASH AND CASH EQUIVALENTS                                              $911
ACCOUNTS RECEIVABLE                                                 313,912
                                                                   --------
PREPAID EXPENSES                                                     39,245
                                                                   --------
       TOTAL CURRENT ASSETS                                         354,068
                                                                   --------

PROPERTY AND EQUIPMENT:

PROPERTY AND EQUIPMENT                                              517,397
LEASEHOLD IMPROVEMENTS                                              209,110
                                                                   --------
                                                                    726,507
LESS:  ACCUMULATED DEPRECIATION                                    (601,638)
                                                                   --------
       TOTAL PROPERTY AND EQUIPMENT                                 124,869
                                                                   --------

TOTAL ASSETS                                                       $478,937
                                                                   --------
                                                                   --------

LIABILITIES AND STOCKHOLDER'S EQUITY:

CURRENT LIABILITIES

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                              $220,919
PAYROLL TAXES PAYABLE                                                57,098
DEFERRED REVENUE                                                     19,950
                                                                   --------
       TOTAL LIABILITIES                                            297,967
                                                                   --------

STOCKHOLDERS' EQUITY:

HEAD OFFICE                                                         180,970
                                                                   --------
       TOTAL STOCKHOLDERS' EQUITY                                   180,970
                                                                   --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $478,937
                                                                   --------
                                                                   --------

                 ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD
                             STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)




                                                    1994           1993
                                                   ------------------------
REVENUES                                            $347,830       $814,410
COST OF REVENUES                                      18,114        400,430
                                                   ------------------------
GROSS PROFIT                                         329,716        413,980
                                                   ------------------------

RESEARCH AND DEVELOPMENT EXPENSES (NET)              419,018        857,420
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         372,587        531,952
                                                   ------------------------
OPERATING (LOSS)                                    (461,889)      (975,392)

OTHER INCOME                                          25,853         73,755
                                                   ------------------------

NET (LOSS)                                         $(436,036)     $(901,637)
                                                   ------------------------
                                                   ------------------------

                ACE DIVISION OF ELRON ELECTRONIC INDUSTRIES LTD.
                             STATEMENT OF CASH FLOWS
                       FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)



                                                                                                1994                1993
                                                                                                -----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net  (loss)                                                                                ($440,118)          ($901,637)


ADJUSTMENTS TO RECONCILE NET (LOSS) TO
     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:

        Depreciation and Amortization                                                              46,107              32,326


CHANGES IN OPERATING ASSETS AND LIABILITIES:

(Increase)  Decrease in Accounts Receivable                                                        (7,747)             85,855
Decrease in Other Receivable and Prepayments                                                      122,625             228,596
(Decrease) in Accounts Payable                                                                     (3,452)            (14,200)
(Decrease) in Payroll and Related Expenses                                                           (526)             (1,187)
(Decrease) in Other Payables and Accrued Expenses                                                 (34,629)            (15,237)
Increase in Head Office                                                                           150,854             502,174
Increase (Decrease) in Severance Pay                                                              173,840             (30,718)
                                                                                                -----------------------------
    Net Cash Provided by (Used in) Operating Activities                                             6,954            (114,028)
                                                                                                -----------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
(Purchase) Disposal of Fixed Assets                                                                (7,515)            113,579
                                                                                                -----------------------------
   Net Cash Provided by  (Used In) Investing Activities                                            (7,515)            113,579
                                                                                                -----------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:                                                                   0                   0
                                                                                                -----------------------------

     Net Cash Provided by Financing Activities                                                          0                   0
                                                                                                -----------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                                            (561)               (449)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                      1,472               1,921
                                                                                                -----------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                             $911              $1,472
                                                                                                -----------------------------
                                                                                                -----------------------------


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for
     Interest (Net of Amount Capitalized)                                                              $0                  $0
     Income Taxes                                                                                      $0                  $0



SUPPLEMENTAL SCHEDULE OF NON- CASH INVESTING AND FINANCING ACTIVITIES


NONE


DISCLOSURE OF ACCOUNTING POLICY
For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents.

ITEM 7(b)  PRO FORMA FINANCIAL INFORMATION



The following Pro Forma Consolidated Balance Sheet as of June 30, 1994 and Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and the six months ended June 30, 1994 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of PC Etcetera, Inc. and its subsidiaries (the "Company") and the Ace Division of Elron Electronic Industries, Ltd. and Adar International, Inc. and should be read in conjunction with the notes thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition transaction occurred on June 30, 1994. The Pro Forma Consolidated Statements of Operations for the year ended December 31, 1993 and for the six months ended June 30, 1994 were prepared assuming the transaction occurred on January 1, 1993.


The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position or results of operations for future periods.

The pro forma financial information does not give effect to the one-for-five reverse split of the shares of Common Stock effectuated as of April 19, 1995.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                       AND SIX MONTHS ENDED JUNE 30, 1994
                                   (UNAUDITED)



1.   BASIS OF PRESENTATION:

The Company and its wholly-owned Israeli subsidiary, PC Etcetera Israel Ltd. ("PC Israel"), entered into an Asset Purchase Agreement with Elron Electronic Industries, Ltd. ("Elron"), Adar International Inc. ("Adar"), an indirect wholly-owned subsidiary of Elron, and Elron Technologies Inc. ("Technologies"), a wholly-owned subsidiary of Elron, pursuant to which (a) Elron sold to PC Israel substantially all of the assets of its ACE Division ("Ace"), subject to certain disclosed liabilities, and (b) Adar sold to the Company substantially all of the assets of Adar, subject to certain disclosed liabilities.


The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition transaction occurred on June 30, 1994. Certain amounts have been reclassified to conform with the current presentation.



The accompanying unaudited Pro Forma Consolidated Statements of Operations are presented as if the acquisition transaction occurred on January 1, 1993.


These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1993 and June 30, 1994. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position of the Company would have been as of June 30, 1994 or what the actual results of operations of the Company would have been assuming the acquisition had been completed as of January 1, 1993, nor are they necessarily indicative of the results of operations for future periods.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                        TO PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                       AND SIX MONTHS ENDED JUNE 30, 1994
                                   (UNAUDITED)


2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:


(A) To reflect the pro forma value of the assets acquired including software of $1,717,286 and the related stock and warrants issued in connection with the acquisition of the assets of Ace. The amortization period is 5 years.



(B) The $65,000 and $10,000 reported as property and equipment for ACE and Adar, respectively, at June 30, 1994 net of proforma adjustments was the approximate fair market value of the assets acquired. The Company has been informed by Elron that the account balances were transferred back to the parent company as follows:

     - Assets and liabilities transferred to PC Israel were closed out through an investment in the Company account.
     - Assets and liabilities not transferred to PC Israel were closed out against the intercompany (Head Office) account.

3.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS:


(A) To reflect the pro forma amortization expense of software had the acquisition taken place on January 1, 1993. The software is being amortized over a five year period.



(B) Pro forma earnings per share consider the 3,300,000 shares issued in connection with the acquisition, as if they were issued on January 1, 1993.

                       PC ETCETERA, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          AS OF JUNE 30, 1994 ( NOTE 1)




                                                       HISTORICAL
                                        -----------------------------------------
                                                                                      PRO FORMA
                                          PC ETC.          ACE           ADAR        ADJUSTMENTS      ELIMINATIONS  COMBINED
                                                                                       NOTE 2
                                        -------------------------------------------------------------------------------------

ASSETS:

CURRENT ASSETS:

CASH AND CASH EQUIVALENTS                 $106,335           $911             $0          ($911) (B)        $0       $106,335
ACCOUNTS RECEIVABLE                      1,816,341        313,912         55,000         45,127  (B)   (55,000)     2,175,380
PREPAID EXPENSES & OTHER RECEIVABLES        87,758         39,245                       (39,245) (B)    87,758
                                        -------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                2,010,434        354,068         55,000          4,971        (55,000)     2,369,473

PROPERTY AND EQUIPMENT:
PROPERTY AND EQUIPMENT (NOTE 2)          1,297,188        517,397         10,000       (452,397) (B)         0      1,372,188
LEASEHOLD IMPROVEMENTS                     222,590        209,110              0       (209,110) (B)         0        222,590
                                        -------------------------------------------------------------------------------------
                                         1,519,778        726,507         10,000       (661,507)             0      1,594,778
LESS: ACCUMULATED DEPRECIATION            (708,563)      (601,638)             0        601,638  (B)         0       (708,563)
                                        -------------------------------------------------------------------------------------
     TOTAL PROPERTY AND EQUIPMENT          811,215        124,869         10,000        (59,869)             0        886,215

OTHER ASSETS:
OTHER ASSETS                                39,489              0              0              0              0         39,489
SECURITY DEPOSITS                          105,845              0              0              0              0        105,845
 SOFTWARE (NOTE 2)                               0              0              0      1,717,286  (A)         0      1,717,286
                                        -------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                    145,334              0                     1,717,286              0      1,862,620
                                        -------------------------------------------------------------------------------------

TOTAL ASSETS                            $2,966,983       $478,937        $65,000     $1,717,286       $(55,000)    $5,118,308
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
ACCOUNTS PAYABLE AND ACCRUED EXPENSES   $  965,339       $220,919              0         82,926  (B)  ($55,000)    $1,214,184
PAYROLL TAXES PAYABLE                       81,162         57,098              0        (57,098) (B)         0         81,162
LOANS PAYABLE-OTHERS                       719,896              0              0              0              0        719,896
LOANS PAYABLE-AFFILIATE                     33,333              0              0              0              0         33,333
CAPITAL EQUIPMENT OBLIGATIONS              129,660              0              0              0              0        129,660
DEFERRED REVENUE                           125,807         19,950              0        (19,950) (B)                 0125,807
                                        -------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES           2,055,197        297,967              0          5,878        (55,000)     2,304,042

OTHER LIABILITIES
CAPITAL EQUIPMENT OBLIGATIONS               86,935              0              0              0              0         86,935
LOANS PAYABLE-BANK                         123,740              0              0              0              0        123,740
                                        -------------------------------------------------------------------------------------

TOTAL LIABILITIES                        2,265,872        297,967              0          5,878        (55,000)     2,514,717
                                        -------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
COMMON STOCK                                63,374              0                        33,000  (A)         0         96,374
PREFERRED STOCK                                  0              0                           488  (A)         0            488
ADDITIONAL PAID IN CAPITAL               1,374,209              0                     1,868,992  (A)         0      3,243,201
(ACCUMULATED DEFICIT)                     (736,472)             0              0              0  0    (736,472)
HEAD OFFICE                                      0        180,970         65,000       (245,970)             0              0
                                        -------------------------------------------------------------------------------------
     TOTAL STOCKHOLDERS' EQUITY            701,111        180,970         65,000      1,656,510                     2,603,591
                                        -------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                $2,966,983       $478,937        $65,000     $1,662,388       $(55,000)    $5,118,308
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------


                       PC ETCETERA, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1994 (NOTE 1)




                                                       HISTORICAL
                                        -----------------------------------------
                                                                                      PRO FORMA
                                          PC ETC.          ACE           ADAR        ADJUSTMENTS      ELIMINATIONS  COMBINED
                                                                                       NOTE 2
                                        -------------------------------------------------------------------------------------

REVENUES                                $5,447,049       $347,830        $61,754             $0       $(36,178)    $5,820,455
COST OF REVENUES                         2,428,198         18,114         18,067              0        (36,178)     2,428,201
                                        -------------------------------------------------------------------------------------
GROSS PROFIT                             3,018,851        329,716         43,687              0              0      3,392,254
                                                                                                                            0
RESEARCH & DEVELOPMENT EXPENSES (NET)            0        419,018              0              0              0        419,018
SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES                                2,769,142        372,587        276,903        171,729  (A)         0      3,590,361
                                        -------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                    249,709       (461,889)      (233,216)      (171,729)                     (617,125)

OTHER (INCOME)/EXPENSES, NET                52,785        (25,853)          (916)             0              0         26,016

NET INCOME (LOSS) BEFORE PROVISION FOR
 INCOME TAXES                              196,924       (436,036)      (232,300)      (171,729)             0       (643,141)
                                        -------------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES                  11,250              0             98              0              0         11,348
                                        -------------------------------------------------------------------------------------
NET INCOME (LOSS)                         $185,674      $(436,036)     $(232,398)     $(171,729)            $0      $(654,489)
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------

EARNINGS PER SHARE                           $0.03             $0             $0         $(0.05)            $0         $(0.07)
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF SHARES        6,337,308              0              0      3,300,000  (B)         0      9,637,308
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------


                       PC ETCETERA, INC. AND SUBSIDIARIES
                 PRO FORMA  CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993 (NOTE 1)




                                                       HISTORICAL
                                        -----------------------------------------
                                                                                      PRO FORMA
                                          PC ETC.          ACE           ADAR        ADJUSTMENTS      ELIMINATIONS  COMBINED
                                                                                       NOTE 2
                                        -------------------------------------------------------------------------------------

REVENUES                                $9,154,564       $813,031        614,864             $0      $(225,295)   $10,357,164
COST OF REVENUES                         3,803,622        421,475        277,678              0       (225,295)     4,277,480
                                        -------------------------------------------------------------------------------------
GROSS PROFIT                             5,350,942        391,556        337,186              0              0      6,079,684

RESEARCH & DEVELOPMENT EXPENSES (NET)            0        967,285              0              0              0        970,492
SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES                                4,683,002        389,416        766,793        343,457  (A)         0      6,179,462
                                        -------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                    667,940       (965,145)      (429,607)      (343,457)             0     (1,070,270)

OTHER EXPENSES, NET                        110,665         42,172         37,196              0              0        190,033
                                        -------------------------------------------------------------------------------------
NET INCOME (LOSS)                       $  557,275    $(1,007,317)     $(466,803)     $(343,457)            $0    $(1,260,303)
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------

EARNINGS PER SHARE                           $0.09             $0             $0         $(0.10)            $0         $(0.13)
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF SHARES        6,337,308              0                     3,300,000  (B)                9,637,308
                                        -------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------



                              FINANCIAL STATEMENTS

                             AS OF DECEMBER 31, 1993


                       ELRON ELECTRONIC INDUSTRIES LTD. -
                                  ACE DIVISION


                                    CONTENTS




                                                                          PAGE
                                                                          ----


INDEPENDENT AUDITORS' REPORT                                               2


FINANCIAL STATEMENTS

Balance Sheets as of December 31, 1993 and 1992                            3

Statement of Income for the years ended December 31, 1993,
 1992 and 1991                                                             4

Statement of Cash Flows for the years ended December 31, 1993,
 1992 and 1991                                                             5

Notes to the Financial Statements                                        6-11


                                    # # # # #

                          INDEPENDENT AUDITORS' REPORT

                 (EXTENDED FORM TO COMPLY WITH U. S. STANDARDS)



We have audited the balance sheets of ELRON ELECTRONIC INDUSTRIES LTD. -ACE DIVISION (the "Division) (the "Company") as of December 31, 1993 and 1992 and the statements of income and cash flows for the years ended December 31, 1993, 1992 and 1991. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, including those prescribed by the Auditors' (Mode of Performance) Regulations (Israel),1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of the Division as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years ended December 31, 1993, 1992 and 1991, in conformity with accounting principles generally accepted in Israel and in the United States(as applicable to the financial statements of the Division, such accounting principles are practically identical).




                                        LUBOSHITZ, KASIERER & CO
                                        CERTIFIED PUBLIC ACCOUNTANTS (ISRAEL)




Tel-Aviv, Israel
March 9, 1994 except with respect to notes 1, 2, 7, 12, 15 and statement of cash flow which the date is November 30, 1995.

BALANCE SHEETS
--------------------------------------------------------------------------------
(In U S dollars)


                                                            DECEMBER 31
                                                            -----------
                                        NOTE            1993           1992
                                        ----            ----           ----

CURRENT ASSETS
 Cash                                               $  1,472       $  1,921
 Accounts receivable                    (3)          330,971        234,796
 Other receivable and prepayments       (4)          137,064        350,088
                                                    --------       --------
                                                     469,507        586,805
                                                    --------       --------


FIXED ASSETS                            (5)
Cost                                                 718,992        832,571
Less - accumulated depreciation                      555,531        523,205
                                                    --------       --------
                                                     163,461        309,366
                                                    --------       --------

                                                    $632,968       $896,171
                                                    --------       --------
                                                    --------       --------


CURRENT LIABILITIES

 Payroll and related expenses                       $ 30,082       $ 29,534
 Suppliers                                            12,335         25,491
 Other payable and accrued expenses     (6)           90,676        105,249
                                                    --------       --------
                                                     133,093        160,274
                                                    --------       --------


SEVERANCE PAY                           (7)           29,609         60,327
                                                    --------       --------



HEAD OFFICE                                          470,266        675,570
                                                    --------       --------

                                                    $632,968       $896,171
                                                    --------       --------
                                                    --------       --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
3  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF INCOME
(In U S. dollars)


                                           YEAR ENDED DECEMBER 31
                                           -----------------------
                                   NOTE      1993         1992         1991
                                   ----      ----         ----         ----

Revenues from sales and services   (8)     $813,031     $974,107     $402,535

Cost of sales and services         (9)      421.475      121.157      179.406
                                        -----------    ---------  -----------

Gross profit                                391,556      852,950      223,129

Development expenses, net          (10)     967,285      718,539    1,190,378

General, selling and
administrative expenses            (11)     389,416      268.374      337.782
                                        -----------    ---------  -----------

 Loss from operations                      (965,145)    (133,963)  (1,305,031)



Other expenses                     (12A)     42,172       12,083            -
                                        -----------    ---------  -----------


     Net loss                           $(1,007,317)   $(146,046) $(1,305,031)
                                        -----------    ---------  -----------
                                        -----------    ---------  -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

4  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
(In U S dollars)



                                                                                           YEAR ENDED DECEMBER 31
                                                                              1993                 1992               1991
                                                                              ----                 ----               ----

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                  $(1,007,317)          $(146,046)        $(1,305,031)
Adjustments to reconcile net loss to net cash used in operating
activities (see below)                                                        234,555            (159,482)             87,706
                                                                          -----------           ---------         -----------

 Net cash used in operating activities                                       (772,762)           (305,528)         (1,217,325)
                                                                          -----------           ---------         -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in fixed assets                                                    (29,660)            (81,718)            (47,563)
                                                                          -----------           ---------         -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Transfers from parent company, net                                            801,973             387,958           1,266,097
                                                                          -----------           ---------         -----------

Increase(decrease)in cash                                                        (449)                712               1,209
                                                                          -----------           ---------         -----------
Cash at the beginning of the year                                               1,921               1,209                   -
                                                                          -----------           ---------         -----------
Cash at the end of the year                                               $    1,472            $   1,921         $     1,209
                                                                          -----------           ---------         -----------
                                                                          -----------           ---------         -----------

Adjustments to reconcile net loss to net cash used in operating activities:
  Charges (credits) not affecting cash flows:
   Depreciation                                                              $133,393            $146,290           $ 134,134

  Increase(decrease) in severance pay, net                                    (30,718)             60,327                   -

   Fixed assets written off                                                    42,173              12,083                   -

  Changes in operating assets and liabilities:
   Increase in accounts receivable                                            (96,175)            (69,034)           (165,762)
   Increase(decrease)in other receivable
  and prepayment                                                              213,024            (253,706)            (96,382)
   Increase in payroll and related expenses                                       548              27,519               2,015

   Increase(decrease)in suppliers                                             (13,156)             25,491                   -
   Increase(decrease)in other payable
   and accrued expenses                                                       (14,533)           (108,452)            213,701
                                                                          -----------           ---------         -----------

                                                                          $   234,556           $(159,482)        $    87,706
                                                                          -----------           ---------         -----------
                                                                          -----------           ---------         -----------





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
5  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(In U S dollars)

NOTE 1 - GENERAL

     Elron Electronic Industries Ltd. ("Elron" or "the Company") is an Israeli industrial holding company which operates mainly through affiliates in the fields of advanced technology.


     These statements are the statements of the Company's Ace Division (not a separate legal entity). The Division is engaged in the fields of Computer Based Training (CBT) and User Documentation, mainly for computerized application. The Division develops technologies in these areas and sells services and products using these technologies.


     A major part of the Division's sales are made pursuant to a distributorship agreement with a company in Britain (Isys plc.). Sales in the U.S. are made by a wholly owned subsidiary of Elron (Adar International Inc.). The operations of Adar International Inc. are not included in these statements.

     Elron's financial statements are prepared in U.S. dollars, because the currency of the primary economic environment in which the operations of the Company and its principal affiliates are conducted is the U. S. dollar.

     Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Transactions and balances in other currencies are remeasured into U.S. dollars in accordance with principles identical to those set forth in Statement No. 52 of the Financial Accounting Standards Board of the United States (FASB). Exchange gains and losses from the aforementioned remeasurements are reflected in the statements of operations. The representative rate of exchange prevailing on balance sheet date - U.S.$1 - New Israeli Shekel ("NIS") 2.986 (1992 - NIS 2,764; 1991 - NIS 2,283).

NOTE 2 - ACCOUNTING POLICIES

     The significant accounting policies followed in the preparation of the financial statements, applied on a consistent basis, are:

  A. FIXED ASSETS
     Fixed assets are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lease term.


--------------------------------------------------------------------------------
6  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U. S. dollars)


NOTE 2 -  ACCOUNTING POLICIES (CONT.)

     B.   DEVELOPMENT EXPENSES
          All expenses, net of royalty bearing participations by the Chief Scientist of the Government of Israel, are charged to operations as incurred.


     C    REVENUES
          The Division recognizes revenues from sales of software upon shipment of the product and when collectibility is probable. The Division has no significant obligations to customers subsequent to shipment.


NOTE 3 -  ACCOUNTS RECEIVABLE                                DECEMBER 31
                                                             -----------
                                                           1993      1992
                                                           ----       ----

     Adar International Inc. (subsidiary of Elron)        194,119   122,434
     ISYS plc.                                             57,660    28,983
     Other                                                 79,192    83,379
                                                          -------   -------
                                                          330,971   234,796
                                                          -------   -------
                                                          -------   -------


NOTE 4 - OTHER RECEIVABLE AND PREPAYMENTS
                                                             DECEMBER 31
                                                             -----------
                                                           1993      1992
                                                           ----       ----

          Government of Israel (mainly for
          participation in research and development) 108,542 327,622 Employees (1993 - mainly deposit in bank
          for general manager loan)                        15,239     6,400
          Prepaid expenses                                 11,883    14,705
          Other                                             1,400     1,361
                                                          -------   -------
                                                          137,064   350,088
                                                          -------   -------
                                                          -------   -------


--------------------------------------------------------------------------------
7  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U S dollars)


NOTE 5 - FIXED ASSETS


                                                        LEASEHOLD       OFFICE       INSTRUMENTS       MOTOR          TOTAL
                                                      IMPROVEMENTS     FURNITURE         AND         VEHICLES
                                                                          AND        LABORATORY
                                                                       EQUIPMENT      EQUIPMENT
                                                      ------------     ---------     ----------      --------         -----

Cost - January 1, 1993                                    209,110         78,380        514,738         30,343        832,571
 Additions                                                      -            419         29,241              -         29,660
 Disposals                                                      -        (43,910)       (99,329)             -       (143,239)
                                                          -------        -------        -------         ------        -------


December 31, 1993                                         209,110         34,889       444,650         30,343         718,992
                                                          -------        -------        -------         ------        -------

Accumulated depreciation - January 1, 1993                 92,327         45,123        376,850          8,905        523,205
Provision                                                  53,028          5,937         68,207          6,220        133,392
Disposals                                                       -        (30,484)       (70,582)             -       (101,066)
                                                          -------        -------        -------         ------        -------


 December 31, 1993                                       145,355          20,576        374,475         15,125        555,531
                                                          -------        -------        -------         ------        -------

Net book value - December 31, 1993                         63,755         14,313         70,175         15,218        163,461
                                                          -------        -------        -------         ------        -------
                                                          -------        -------        -------         ------        -------
Annual rates of depreciation (mainly)                          25%         6%-20%            20%            15%
                                                               --          -----             --             --
                                                               --          -----             --             --




8  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(In U.S. dollars)


NOTE 6 - OTHER PAYABLES AND ACCRUED EXPENSES

                                                             DECEMBER 31
                                                             -----------
                                                           1993      1992
                                                           ----       ----

          Accrued vacation pay                             75,302    67,826
          Other accrued expenses and deferred income       14,710    37,268
          Other                                               704       155
                                                           ------   -------
                                                           90,716   105,249
                                                           ------   -------
                                                           ------   -------

NOTE 7 -  SEVERANCE PAY, NET


          The Division's obligation for payment of severance pay to its employees is mainly discharged by payments to approved funds and to an insurance company under officers' insurance programs. The Division is the owner of the above mentioned insurance policies. The deposits with the provident funds and the insurance programs are not under the control of the Division and therefore are not reflected in the balance sheet.



NOTE 8 - REVENUES FROM SALES AND SERVICES

                                                   YEAR ENDED DECEMBER 31
                                                   ----------------------
                                                 1993      1992      1991
                                                 ----      ----       ----
     Sales -
     Adar  International Inc.
      (subsidiary of Elron)                     200,657   316,220   271,254
     ISYS PIc.                                  414,238   251,357    14,805
     Other                                      140,454   310,673    23,294
                                                -------   -------   -------
                                                755,349   878,250   309,353


     Services                                    57,682    95,857    93,182
                                                -------   -------   -------
                                                813,031   974,107   402,535
                                                -------   -------   -------
                                                -------   -------   -------


NOTE 9 - COST OF SALES AND SERVICES
                                                   YEAR ENDED DECEMBER 31
                                                   ----------------------
                                                 1993      1992      1991
                                                 ----      ----       ----

     Cost of sales (*)                          400,430   108,127    96,394
     Cost of services                            21,045    13,030    83,012
                                                -------   -------   -------
                                                421,475   121,157   179,406
                                                -------   -------   -------
                                                -------   -------   -------
       (*) Including to ISYS plc.               385,561   105,237    12,810
                                                -------   -------   -------
                                                -------   -------   -------


9  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(In U S dollars)


NOTE 10 - DEVELOPMENT EXPENSES, NET

                                                   YEAR ENDED DECEMBER 31
                                                   ----------------------
                                             1993        1992        1991
                                             ----        ----         ----

     Salaries and related expenses          619,693     690,614     873,319
     Subcontractors                          94,406     195,226     211,637
     Depreciation                           121,235     135,733     121,400
     Materials                               55,344      61,475      74,391
     Other                                   10,101      31,792      44,804
                                            -------   ---------   ---------
                                            900,779   1,114,840   1,325,551

Less - participations received
 (cancellation of provision),
 net (*)                                    (66,506)    396,301     135,173
                                            -------   ---------   ---------
                                            967,285     718,539   1,190,378
                                            -------   ---------   ---------
                                            -------   ---------   ---------

(*) Net of royalties to the
    Government of Israel                     22,822      26,396      21,251
                                            -------   ---------   ---------
                                            -------   ---------   ---------


NOTE 11 - GENERAL, SELLING AND ADMINISTRATIVE EXPENSES

                                                   YEAR ENDED DECEMBER 31
                                                   ----------------------
                                             1993        1992        1991
                                             ----        ----         ----

     Rent and office maintenance            129,857     129,858     116,607
     Salaries and payroll taxes              73,426      65,338      73,863
     Selling expenses                        54,040      44,687      28,391
     Depreciation                            12,157      10,557      12,734
     Other                                   95,257      77,674     106,187
                                            -------     -------     -------
                                            364,737     328,114     337,782


Less - participations received
(cancellation of provision)                 (24,679)     59,740           -
                                            -------     -------     -------
                                            389,416     268,374     337,782
                                            -------     -------     -------
                                            -------     -------     -------



--------------------------------------------------------------------------------
10  ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION

--------------------------------------------------------------------------------
(In U S dollars)


NOTE 12 - OTHER EXPENSES

A.   Other expenses reflect fixed assets written off.


B. The statements of income include net expenses (net participation) in respect of prior periods in the amount of $57,367 (1992 - $(64,118); 1991 - $77,608). These net expenses (net participation) result from revising accounting estimates in respect of participation in research and development expenses and other items and were reflected in the relevant income statement items in the year in which they became evident.


NOTE 13 - COMMITMENTS

A. The Division is committed to pay royalties to the Government of Israel with respect to products in the development for which the Government participated by way of grants. Royalties are computed at the rate of 2% of proceeds from sale of these products and services (including sales by Adar Inc.) up to the amount of such grants.

B.    The Division rents office space under a lease expiring on February 28,
1998 (including a renewal option).      Annual rental payments are approximately
$60,000.

NOTE 14 - INCOME TAXES

     The Division is not a separate entity for tax purposes and accordingly the financial statements do not reflect a provision for income taxes or tax benefit.

NOTE 15 - HEAD OFFICE ACCOUNT

                                                             DECEMBER 31
                                                             -----------
                                                           1993      1992
                                                           ----       ----

          Balance at the beginning of the year (*)        675,570         -
          Net amounts paid by head office
          in respect of the division                      801,973   821,616
          Net loss                                     (1,007,317) (146,046)
                                                       ----------  --------
          Balance at the end of the year                  470,226   675,570
                                                       ----------  --------
                                                       ----------  --------


(*) Up to December 31, 1991, the Division's assets and liabilities were not separated from Elron's.


                                     * * * *


--------------------------------------------------------------------------------
11 ELRON ELECTRONIC INDUSTRIES LTD. - ACE DIVISION